UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On June 19, 2017, Digital Power Company, a California corporation (the “Company”), completed the sale of the remaining 13 Units consisting of Series C Preferred Stock and Warrants to 14 accredited investors. Couple with the sale of eight Units previously reported on Form 8-K on May 31, 2017, the Company has completed the sale of 21 Units raising in the aggregate $1,092,000 before expenses. Each Unit consists of 26,666 shares of Series C Preferred Stock and Warrants to purchase 86,667 shares of common stock.

The Company engaged Divine Capital Markets LLC as Placement Agent (the “Placement Agent”) for the private placement of the Units. For its services, the Placement Agent received (i) a 10.0% commission on the sale of each Unit; (ii) warrants to purchase 10% of the Units sold at 120% of the Unit purchase price; and (iii) a 3.0% non-refundable expense allowance.

In addition, the Placement Agent agreement contains standard indemnification clauses customarily to those contained in similar transactions. The Company also has agreed with the Placement Agent that until the earlier of the date on which all of the Series C Preferred Stock shall have been converted into Common Stock and/or redeemed by the Company or five years after the final closing, the Placement Agent shall have a right to have a representative approved by the Company to attend and observe the Company’s board meetings in a non-voting capacity.

The Units described in this Current Report on Form 8-K were offered and sold to the accredited investors in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

The descriptions of the material terms of the Series C Preferred Stock, Warrants, Subscription Agreement and Registration Rights Agreement, are incorporated by reference to Exhibits 3.1, 4.1, 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Series C Preferred Stock, Certificate of Determination (Incorporated by reference to Exhibit 3.1 filed on Form 8-K with the SEC on May 31, 2017)
4.1	Form Warrant (Incorporated by reference to Exhibit 4.1 filed on Form 8-K with the SEC on May 31, 2017)
10.1	Form of Subscription Agreement(Incorporated by reference to Exhibit 10.1 filed on Form 8-K with the SEC on May 31, 2017)
10.2	Form Registration Rights Agreement(Incorporated by reference to Exhibit 10.2 filed on Form 8-K with the SEC on May 31, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Power Corporation
a California Corporation

Dated: June 19, 2017	/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer

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